Exhibit 10.1

AMENDMENT NO. 2 TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of October 29, 2012, by and among RADISYS CORPORATION, an Oregon corporation (“Borrower”), and SILICON VALLEY BANK (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).
BACKGROUND

A.
Borrower and Bank have entered into that certain Amended and Restated Loan and Security Agreement dated as of November 1, 2011 (as may be amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which the Bank has extended and will make available to Borrower certain advances of money.

B.	Borrower desires that Bank amend the Loan Agreement, in each case upon the terms and conditions more fully set forth herein.

C.	Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to provide the amendment contained herein.
AGREEMENT
NOW, THEREFORE, in light of the foregoing background and intending to be legally bound, the parties hereto agree as follows:
1.AMENDMENTS TO THE LOAN AGREEMENT.

1.1	SECTION 6.2 (FINANCIAL STATEMENTS, REPORTS, CERTIFICATES). Subsection (b) of Section 6.2 to the Loan Agreement is hereby amended and restated in its entirety as follows:

“(b)
Monthly, within seven (7) Business Days after the last day of each month, and no later than five (5) days prior to each Funding Date, deliver to Bank a duly completed Borrowing Base Certificate signed by a Responsible Officer, with aged listings of accounts receivable and accounts payable (by invoice date) and a Deferred Revenue report;”

1.2	SECTION 6.7 (FINANCIAL COVENANTS). Subsections (a) (Minimum EBITDA) and (c) (Liquidity) of Section 6.7 of the Loan Agreement are amended and restated in their entirety and replaced with the following:

“(a)	Minimum EBITDA. For the two quarters completed at each quarter ending indicated below, EBITDA greater than the amount set forth below opposite such period:

Two Quarters Ending	Minimum EBITDA (two quarters then ending)
September 30, 2012	$2,000,000
December 31, 2012	$(3,500,000)
March 31, 2013	$(1,000,000)
June 30, 2013 and thereafter	$3,000,000
"

“(c)	Liquidity. At all times when there are outstanding Obligations on account of Advances or Letters of Credit, tested monthly, Liquidity of not less than 1.25:1.00.”

1.3	SECTION 13.1 (DEFINITIONS). The definition of “Availability Amount” in Section 13.1 of the Loan Agreement is amended in its entirety as follows:
“Availability Amount” is (a) the lesser of (i) the Revolving Line and (ii) the Borrowing Base, minus (b) the outstanding principal balance of any Advances.

1.4
EXHIBIT F (COMPLIANCE CERTIFICATE). Exhibit F of the Loan Agreement is amended and restated in its entirety and replaced with Exhibit F attached hereto. Exhibit A and Exhibit F are the only attachments to this Amendment.

2.    BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

(a)
immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b)	Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c)
the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d)
the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;

(e)
this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(f)
as of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Bank has acted in good faith and has conducted in a commercially reasonable manner its relationships with such Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that Bank is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3.    LIMITATION. The amendments set forth in Section 1 shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; (b) to be a consent to any future consent or modification, forbearance or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof; or (c) to limit or impair Bank’s right to demand strict performance of all terms and covenants as of any date.

4.    EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1	Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank;

4.2	Reaffirmation of Guaranty. Continuous Computing shall have duly executed and delivered a Reaffirmation of Guaranty substantially in the form of Exhibit A; and

4.3	Payment of Amendment Fee. Borrower shall have paid to Bank an amendment fee in the amount of $2,500.

4.4	Payment of Bank Expenses. Borrower shall have paid all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.
5.    COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.
6.    INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.
7.    GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.
[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:	RADISYS CORPORATION
an Oregon Corporation

	By:	/s/ Allen Muhich
	Printed Name:	Allen Muhich
	Title:	Interim Chief Financial Officer

BANK:	SILICON VALLEY BANK

	By:	/s/ Christopher L. Snider
	Printed Name:	Christopher L. Snider
	Title:	Managing Director, SVB

EXHIBIT A
Reaffirmation of Unconditional Secured Guaranty
This Reaffirmation of Unconditional Secured Guaranty is entered into as of October 29, 2012, by the undersigned (the “Guarantor”) in favor of SILICON VALLEY BANK (“SVB”).

WHEREAS,
Guarantor executed and delivered to SVB an Unconditional Secured Guaranty dated as of August 8, 2011 (the “Guaranty”) with respect to the obligations of RadiSys Corporation, an Oregon corporation (“Borrower”), under that certain Amended and Restated Loan and Security Agreement dated as of November 1, 2011 (the “Loan Agreement”), by and between Borrower and SVB; and

WHEREAS,
Borrower and SVB are amending the Loan and Security Agreement pursuant to that certain Amendment No. 2 to Amended and Restated Loan and Security Agreement dated as of the date hereof (the “Amendment”).

Now therefore, for valuable consideration, receipt of which is acknowledged, each Guarantor hereby agrees as follows:

1.
Capitalized Terms. Unless otherwise defined in this Reaffirmation of Unconditional Secured Guaranty, all capitalized terms shall have the meaning given to them in the Guaranty or, if not specified there, the Amendment.

2.
Reaffirmation of Guaranty. Guarantor has reviewed the Amendment. Guarantor hereby ratifies and reaffirms its obligations under the Guaranty and agrees that none of the amendments or modifications to the Loan Agreement or the consent, in each case as set forth in the Amendment, shall impair such Guarantor’s obligations under the Guaranty or SVB’s rights under the Guaranty.

3.
Continuing Effect and Absence of Defenses. Guarantor acknowledges that the Guaranty is still in full force and effect and that Guarantor has no defenses, other than actual payment of the guaranteed obligations, to enforcement of the Guaranty. Guarantor waives any and all defenses to enforcement of the Guaranty that might otherwise be available as a result of the consent or the amendment of the Loan Agreement.

RADISYS INTERNATIONAL LLC, a Delaware limited liability company formerly known as CONTINUOUS COMPUTING CORPORATION, a Delaware corporation

By:	/s/ Allen Muhich
Name:	Allen Muhich
Title:	Interim Chief Financial Officer

EXHIBIT F
FORM OF COMPLIANCE CERTIFICATE
TO:    SILICON VALLEY BANK                        Date:
FROM:
The undersigned authorized officer of RadiSys Corporation (“Borrower”) certifies that under the terms and conditions of the Amended and Restated Loan and Security Agreement dated November 1, 2011, between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Quarterly consolidating financial statements	Quarterly within 45 days	Yes No
Annual financial statement	FYE unaudited and audited within 90 days	Yes No
10‑Q, 10‑K and 8-K + CC
Within 5 days after filing with SEC, but, (i) in case of 10-Qs, no later than within 45 days of the last day of the first three fiscal quarter ends of each fiscal year, and (2) in case of 10-Ks, no later than within 90 days of the last day of each fiscal year
Yes No
Borrowing Base Certificate, A/R & A/P Agings + Deferred Revenue report	Monthly within 7 Business Days and within five (5) days prior to each Funding Date	Yes No
Material Litigation	Prompt	Yes* No
Annual board approved financial projections	Annually within 60 days of fiscal year end	Yes No
*If yes, attached is a summary of the Material Litigation not previously disclosed by Borrower or any of its Subsidiaries.

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum Two Quarters’ EBITDA (as of the last day of each fiscal quarter, two rolling quarters)	We currently do not support nested tables...	$_______	Yes No
Maximum Capital Expenditures	Not in excess of $20,000,000 in the aggregate for the period January 1, 2011, to December 31, 2012, and not in excess of $8,000,000 in any other fiscal year. **	$_______	Yes** No
Liquidity (at all times, tested monthly)	Not less than 1.25:1.00	____: 1.00	Yes No

** Excluding Capital Expenditures financed by purchase money security interest financing or financial leases to the extent permitted by Section 7.4

The following financial covenant analys[is][es] and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.
The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)
------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

RADISYS CORPORATION	BANK USE ONLY

By:	Received by:
Name:		AUTHORIZED SIGNER
Title:
Date:

Verified:
AUTHORIZED SIGNER

Date:

Compliance Status: Yes No

Schedule 1 to Compliance Certificate
Financial Covenants of Borrower
Dated:    ____________________
I.    Minimum EBITDA (Section 6.7(a))

Required:	For each two-quarter period set forth below, the minimum EBITDA set forth below opposite each such period.

Two Quarters Ending	Minimum EBITDA (two quarters then ending)
September 30, 2012	$2,000,000
December 31, 2012	$(3,500,000)
March 31, 2013	$(1,000,000)
June 30, 2013 and thereafter	$3,000,000
Actual:

A.	Net Income	$
B.	To the extent included in the determination of Net Income
	1. Interest Expense	$
	2. Income tax expense	$
	3. Depreciation expense	$
	4. Amortization expense	$
	5. Non-cash stock based compensation expenses	$
	6. Non-cash restructuring and integration expenses related to the acquisition of Continuous Computing	$
	7. Non-cash impairment charges on goodwill as required by FAS 142 fair value testing related to intangible assets acquired through the acquisition of Continuous Computing	$
	8. The sum of lines B.1 through B.7	$
C.	EBITDA (line A plus line B.8)	$

Is line C equal to or greater than the required minimum EBITDA set forth above?

No, not in compliance	Yes, in compliance

II.    Maximum Capital Expenditures (Section 6.7(b))

Required:
Not in excess of $20,000,000 in the aggregate for the period January 1, 2011, to December 31, 2012, and not in excess of $8,000,000 in any other fiscal year. Any Capital Expenditures financed by purchase money security interest financing or financial leases to the extent permitted by Section 7.4 shall not count towards such $20,000,000 or $8,000,000 cap, as applicable.

Actual:

A.	Aggregate amount of Capital Expenditures	$
B.	Amount of Capital Expenditures financed by purchase money security interest financing or financial leases to the extent permitted by Section 7.4 of the Loan Agreement	$
C.	Line A minus line B	$

Is line C less than or equal to the maximum amount permitted above?

No, not in compliance	Yes, in compliance

III.    Liquidity (Section 6.7(c))

Required:	At all times when there are outstanding Obligations on account of Advances or Letters of Credit, Liquidity not less than 1.25:1.00.
Actual:

A.	Borrower’s unrestricted cash, unrestricted Cash Equivalents, and unrestricted short term marketable securities held with Financial Institutions in the United States of America	$
B.	Borrower’s Foreign Subsidiaries’ unrestricted cash and unrestricted Cash Equivalents held with Financial Institutions (up to a maximum of $10,000,000)	$
C.	Eligible Accounts	$
D.	Sum of lines A through C	$
E.	Sum of all outstanding Obligations on account of Advances or Letters of Credit	$
F.	Line D divided by line E	$

Is line F greater than or equal to 1.25?

No, not in compliance	Yes, in compliance